MUNIYIELD
                                                                QUALITY
                                                                FUND, INC.

                               [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Annual Report
                                                                October 31, 1998

MuniYield Quality Fund, Inc.

TO OUR SHAREHOLDERS

For the year ended October 31, 1998, the Common Stock of MuniYield Quality Fund, Inc. earned $0.880 per share income dividends, which included earned and unpaid dividends of $0.075. This represents a net annualized yield of 5.65%, based on a month-end per share net asset value of $15.58. Over the same period, the total investment return on the Fund's Common Stock was +8.93%, based on a change in per share net asset value from $15.17 to $15.58, and assuming reinvestment of $0.879 per share income dividends.

For the six-month period ended October 31, 1998, the total investment return on the Fund's Common Stock was +5.89%, based on a change in per share net asset value from $15.15 to $15.58, and assuming reinvestment of $0.439 per share income dividends.

For the six-month period ended October 31, 1998, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 3.73%; Series B, 3.61%; Series C, 3.24%; and Series D, 3.31%.

The Municipal Market Environment

During the six months ended October 31, 1998, long-term bond yields declined significantly. The near absence of any inflationary pressures in the United States continued to support historic low interest rates. Additionally, foreign economic factors have continued to outweigh US domestic fundamentals, as they have for much of 1998. The economic crisis that began in Asia over a year ago has spread both to Russia and South America. However, economic factors in these countries have begun to negatively impact US growth. For example, employment in the US manufacturing sector declined in recent months as a result of reduced demand for export goods. Concern that the modest decline in US economic growth seen thus far would spread and intensify led the Federal Reserve Board to lower short-term interest rates in late September, in mid-October and in mid-November. These actions were taken to offset the drag of foreign economies on future US growth.

US Treasury bond yields continued to benefit from a strong "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp equity market correction, which began at the end of August, triggered a further flight into US Treasury securities. Long-term US Treasury bond yields fell over 90 basis points (0.90%) to approximately 5% by the end of September. This is the lowest level since the US Treasury reintroduced 30-year maturity bond auctions in 1977.

By early October, worldwide investor confidence began to rise, reducing the demand for the safety and liquidity of US Treasury securities. Investor confidence was restored by the belief that major world governments, as well as the International Monetary Fund, would take the necessary action to support weak domestic economies in Asia and Latin America. Additionally, rapid recovery in US and world equity markets caused some investors to reallocate funds from US debt instruments back to various world equity markets. US Treasury security yields rose for the remainder of the month to end October at 5.15%. During the six-month period ended October 31, 1998, long-term Treasury security yields declined approximately 80 basis points.

During the past 12 months, the tax-exempt bond market has contended with significant new-issue supply pressures. Over the past year, more than $277 billion in new long-term tax-exempt bonds were underwritten, an increase of almost 30% compared to the same period a year ago. During the most recent six-month period, approximately $140 billion in new long-term municipal bonds were underwritten, representing an increase of more than 15% over the same six-month period last year. This increased supply, coupled with the high returns the US equity market generated for much of 1998, was one of the major reasons municipal bond yields declined less than their taxable counterparts during the period.

The continued increase in new bond issuance has required ever-lower tax-exempt bond yields to

MuniYield Quality Fund, Inc.                                    October 31, 1998

generate the economic savings necessary for additional municipal bond financings. Consequently, the pace of new bond issuance has slowed in recent months. In fact, the trend may be reversing. During the three months ended October 31, 1998, just over $60 billion in new long-term municipal bonds were underwritten, a decline of 4% compared to the same quarter a year ago. During the month of October, there were less than $20 billion in new municipal bond securities issued, a decline of over 10% compared to October 1997. We will monitor this trend closely in the coming months to determine if the supply pressures exerted thus far in 1998 are abating and fostering a more balanced supply/ demand environment.

Throughout the six-month period ended October 31, 1998, municipal bond yields followed a pattern that was similar to US Treasury securities, although the yield declines were more muted. As measured by the unman aged Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt revenue bond yields declined over 40 basis points to 5.09% by the end of September, their lowest level since the early 1970s. Municipal bond yields rose during October to end the period at 5.24%. Over the past six months, long-term tax-exempt bond yields declined almost 30 basis points.

Although municipal bond yields declined during the six-month period, recent supply pressures and the absence of the safe haven status enjoyed by US securities caused municipal bond yields to rise relative to US Treasury bond yields. At October 31, 1998, long-term tax-exempt bond yield spreads were attractive relative to US Treasury securities of comparable maturities (over 100%), well in excess of their historic range of 85%-88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Historically, yield spreads have been wider than these levels when there have been potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds.

Currently, municipal bond investors find themselves in a unique investment environment. Previous opportunities to purchase tax-exempt bonds with yields exceeding that of comparable US Treasury issues have been limited to relatively brief episodes and then further limited to a few municipal credits undergoing specific financial pressures. At present, almost the entire municipal bond universe, across nearly all maturity and credit sectors, can be purchased at yields greater than their taxable counterparts. However, the current opportunity may quickly disappear should tax-exempt bond supply pressures diminish or the safe-haven status of US Treasury securities become less desirable. Under these conditions, municipal bond ratios should quickly revert to more normal historic percentages, certainly well below their presently attractive levels.

Portfolio Strategy

Over the six-month period ended October 31, 1998, we maintained a neutral-to-positive outlook for the municipal market. We also remained committed to our strategy of being fully invested in long-term investment-grade municipal bonds. At October 31, 1998, approximately 75% of the Fund was comprised of bonds rated A or better by at least one of the major rating agencies.

While the rate of inflation is presently negligible, we believe that it can possibly decline even further as other countries try to use exporting as a means out of their economic crises. We believe this flood of exports could slow the US economy and possibly allow the Federal Reserve Board to lower interest rates further. Given this scenario, we believe that the Fund is well-positioned to perform favorably in a declining interest rate environment.

In Conclusion

We appreciate your ongoing interest in MuniYield Quality Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/  Kenneth A. Jacob

Kenneth A. Jacob
Vice President and Portfolio Manager

December 11, 1998

MuniYield Quality Fund, Inc.                                    October 31, 1998

PROXY RESULTS

During the six-month period ended October 31, 1998, MuniYield Quality Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 24, 1998. The description of each proposal and number of shares voted are as follows:


-----------------------------------------------------------------------------------------------------------------------
                                                                                     Shares Voted       Shares Withheld
                                                                                          For             From Voting
-----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:        James H. Bodurtha                   29,191,357            246,508
                                                  Herbert I. London                   29,192,265            245,600
                                                  Robert R. Martin                    29,190,087            247,778
                                                  Arthur Zeikel                       29,189,811            248,053

-----------------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted  Shares Voted  Shares Voted
                                                                                    For         Against       Abstain
-----------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                             29,114,665     75,225        247,975
-----------------------------------------------------------------------------------------------------------------------

During the six-month period ended October 31, 1998, MuniYield Quality Fund, Inc. Preferred Stock shareholders (Series A, B, C and D) voted on the following proposals. The proposals were approved at a shareholders' meeting on September 24, 1998. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                     Shares Voted       Shares Withheld
                                                                                          For             From Voting
-----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:
     James H. Bodurtha, Herbert I. London, Robert R. Martin, Joseph L. May,
     Andre F. Perold and Arthur Zeikel as follows:
                                                  Series A                               2,000                  0
                                                  Series D                               1,880                  0

     Series B as follows:
       James H. Bodurtha, Joseph L. May and Arthur Zeikel                                1,544                453
       Herbert I. London, Robert R. Martin and Andre F. Perold                           1,543                454

     Series C as follows:
       James H. Bodurtha, Herbert I. London, Joseph L. May,
       Andre F. Perold and Arthur Zeikel                                                 1,910                 89
       Robert R. Martin                                                                  1,904                 95

-----------------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted  Shares Voted  Shares Voted
                                                                                    For         Against       Abstain
-----------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors for the current fiscal year as follows:
                              Series A                                             2,000           0             0
                              Series B                                             1,998           0             0
                              Series C                                             2,000           0             0
                              Series D                                             1,864           0            15
-----------------------------------------------------------------------------------------------------------------------

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its share holders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

MuniYield Quality Fund, Inc.                                    October 31, 1998

THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Quality Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock share holders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Quality Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
EDA    Economic Development Authority
GO     General Obligation Bonds
HDA    Housing Development Authority
HFA    Housing Finance Agency
IDB    Industrial Development Board
IDR    Industrial Development Revenue Bonds
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
RITR   Residual Interest Trust Receipts
S/F    Single-Family
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes

MuniYield Quality Fund, Inc.                                    October 31, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                        S&P    Moody's    Face                                                                            Value
State                 Ratings  Ratings   Amount                            Issue                                        (Note 1a)
=================================================================================================================================
Alabama--1.1%         BBB      Baa1     $ 3,000   Courtland, Alabama, IDB, IDR, Refunding (Champion
                                                  International Corporation), Series A, 7.20% due 12/01/2013             $  3,291
                      BBB      Baa1       3,640   Courtland, Alabama, IDB, Solid Waste Disposal Revenue Bonds
                                                  (Champion International Corporation Project), AMT, 7%
                                                  due 6/01/2022                                                             3,948
=================================================================================================================================
Alaska--1.7%          A-       A2         5,000   Alaska Industrial Development and Export Authority
                                                  (Revolving Fund), AMT, Series A, 6.50% due 4/01/2014                      5,394
                      NR*      NR*        6,000   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                                  (Amerada Hess Pipeline Corporation), 6.10% due 2/01/2024                  6,378
=================================================================================================================================
Arkansas--0.0%        A1+      P1           100   Clark County, Arkansas, Solid Waste Disposal Revenue Bonds
                                                  (Reynolds Metals Company Project), VRDN, AMT, 3.25%
                                                  due 8/01/2022 (a)                                                           100
=================================================================================================================================
California--3.0%                                  California State Public Works Board, Lease Revenue Bonds,
                                                  Series A (i):
                      A        Aaa        6,800     (Department of Corrections--Monterey County Soledad II),
                                                    7% due 11/01/2004                                                       8,095
                      AAA      Aaa        7,000     (Various University of California Projects), 6.60% due 12/01/2002       7,936
                      AAA      Aaa        5,000   Los Angeles, California, Department of Water and Power,
                                                  Waterworks Revenue Refunding Bonds, 4.25% due 10/15/2034 (c)              4,399
=================================================================================================================================
Colorado--5.9%        NR*      Aa2        2,325   Colorado HFA, S/F Program, AMT, Senior Series A-1, 7.40%
                                                  due 11/01/2027                                                            2,650
                      NR*      Aa2        1,120   Colorado HFA, S/F Project, Senior Series C-2, 7.45% due 6/01/2017         1,272
                      NR*      Aaa        1,350   Colorado Health Facilities Authority, Hospital Revenue Bonds
                                                  (P/SL Healthcare System Project), Series A, 6.875%
                                                  due 2/15/2003 (i)                                                         1,536
                      NR*      Aaa        4,550   Colorado Health Facilities Authority Revenue Bonds (Swedish
                                                  Medical Center Project), Series A, 6.80% due 1/01/2003 (i)                5,149
                                                  Denver, Colorado, City and County Airport Revenue Bonds:
                      BBB      Aaa        2,045     AMT, Series B, 7.25% due 11/15/2002 (i)                                 2,349
                      BBB      Baa1       7,955     AMT, Series B, 7.25% due 11/15/2023                                     8,866
                      BBB      Baa1       5,000     AMT, Series D, 7.75% due 11/15/2013                                     6,388
                      BBB      Baa1       5,740     AMT, Series D, 7.75% due 11/15/2021                                     6,379
                      AAA      Aaa        5,000     RITR, Series 13, 6.77% due 11/15/2023 (c)(g)                            5,201
=================================================================================================================================
District of           AAA      Aaa        5,000   Washington, District of Columbia, Convention Center
Columbia--0.7%                                    Authority, Dedicated Tax Revenue Bonds, Senior Lien, 4.75%
                                                  due 10/01/2028 (b)                                                        4,682
=================================================================================================================================
Florida--1.2%         AAA      Aaa        5,000   Florida State Board of Education, Capital Outlay (Public
                                                  Education), Series B, 4.50% due 6/01/2028 (c)                             4,623
                      NR*      B1         3,120   Palm Bay, Florida, Lease Revenue Refunding Bonds (Florida
                                                  Education and Research Foundation Project), Series A, 7%
                                                  due 9/01/2024                                                             3,096
=================================================================================================================================
Georgia--1.6%         AA       Aa3        4,825   Atlanta, Georgia, GO, UT, Series A, 6.125% due 12/01/2023                 5,325
                      A        A3         4,785   Monroe County, Georgia, Development Authority, PCR, Refunding
                                                  (Oglethorpe Power--Scherer), Series A, 6.80% due 1/01/2011                5,773
=================================================================================================================================
Illinois--14.7%                                   Chicago, Illinois, Board of Education (b)(g):
                      AAA      NR*        6,035     RIB, Series 51, 6.885% due 12/01/2027                                   6,186
                      NR*      Aaa       11,050     RITR, Series 39, 6.77% due 12/01/2030                                  11,299
                      AAA      Aaa       10,000     RITR, UT, Series 3, 6.77% due 12/01/2027                               10,251
                      AAA      Aaa       17,000   Chicago, Illinois, Metropolitan Housing Development
                                                  Corporation, Mortgage Revenue Refunding Bonds (Housing
                                                  Development), Series A, 6.85% due 7/01/2022 (b)(f)                       18,230
                      AAA      Aaa        2,000   Chicago, Illinois, Sales Tax Revenue Refunding Bonds, 5.25%
                                                  due 1/01/2028 (e)                                                         2,028

MuniYield Quality Fund, Inc.                                    October 31, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P    Moody's    Face                                                                            Value
State                 Ratings  Ratings   Amount                            Issue                                        (Note 1a)
=================================================================================================================================
Illinois              BBB      Baa1     $21,000   Illinois Development Finance Authority, PCR, Refunding (Illinois
(concluded)                                       Power Company Project), Series A, 7.375% due 7/01/2021                 $ 24,197
                      AA-      Aa3        2,130   Illinois Development Finance Authority Revenue Bonds
                                                  (Presbyterian Home Lake), Series B, 6.25% due 9/01/2017                   2,369
                      NR*      A1         3,750   Illinois Student Assistance Commission, Student Loan Revenue
                                                  Bonds, AMT, Sub-Series CC, 6.875% due 3/01/2015                           3,966
                                                  Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                                  State Tax Revenue Bonds:
                      AAA      Aaa       10,000     RITR, Series 8, 6.77% due 6/15/2027 (b)(g)                             10,225
                      AAA      Aaa       16,570     Refunding (McCormick Place Expansion Project), Series A,
                                                    5.87%** due 12/15/2020 (c)                                              5,333
                      AAA      Aaa       10,000   Will County, Illinois, Community Unit School District No. 365,
                                                  Refunding (Valley View), UT, Series B, 5.45%** due 11/01/2013 (d)         4,830
=================================================================================================================================
Indiana--5.2%                                     De Kalb County, Indiana, Redevelopment Authority (Mini-Mill),
                                                  Series A (l):
                      AAA      NR*        3,000     6.50% due 1/15/2014                                                     3,369
                      AAA      NR*        3,220     6.625% due 1/15/2017                                                    3,628
                      AAA      NR*        2,500   Indiana Bond Bank, Revenue Guaranteed Bonds (State
                                                  Revolving Fund Program), Series A, 6.875% due 2/01/2012                   2,884
                      BBB      Baa2       7,800   Indianapolis, Indiana, Airport Authority, Special Facilities
                                                  Revenue Bonds (Federal Express Corporation Project), AMT,
                                                  7.10% due 1/15/2017                                                       8,697
                      AA       NR*       15,000   Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                                  Refunding, Series D, 6.75% due 2/01/2020                                 16,602
=================================================================================================================================
Kansas--0.6%          AAA      Aaa        3,500   Kansas City, Kansas, Utility System Revenue Refunding and
                                                  Improvement Bonds, 6.375% due 9/01/2023 (e)                               3,955
=================================================================================================================================
Kentucky--4.4%        NR*      Baa1       5,000   Ashland, Kentucky, PCR, Refunding (Ashland Oil Incorporated
                                                  Project), 6.65% due 8/01/2009                                             5,391
                      AAA      Aaa        4,935   Kentucky Housing Corporation, Housing Revenue Bonds, AMT,
                                                  Series B, 6.625% due 7/01/2026 (f)                                        5,317
                      AAA      Aaa        6,570   Lexington-Fayette Urban County Government, Kentucky,
                                                  Governmental Project Revenue Bonds (University of Kentucky
                                                  Alumni Association Inc. Project), 6.75% due 11/01/2004 (c)(i)             7,668
                      NR*      NR*        5,250   Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                                  (TJ International Project), AMT, 7% due 6/01/2024                         5,800
                      A+       Aa2        5,000   Trimble County, Kentucky, PCR (Louisville Gas and Electric
                                                  Company), AMT, Series B, 6.55% due11/01/2020                              5,422
=================================================================================================================================
Louisiana--3.7%       A1+      P1        11,900   East Baton Rouge Parish, Louisiana, PCR, Refunding (Exxon
                                                  Project), VRDN, 3.70% due 3/01/2022 (a)                                  11,900
                      NR*      A3        11,115   Lake Charles, Louisiana, Harbor and Terminal District, Port
                                                  Facilities Revenue Refunding Bonds (Trunkline LNG Company
                                                  Project), 7.75% due 8/15/2022                                            12,794
=================================================================================================================================
Maryland--0.3%        NR*      Aaa        1,950   Prince Georges County, Maryland, Hospital
                                                  Revenue Bonds (Dimensions Health Corporation), 7% due 7/01/2002 (i)       2,203
=================================================================================================================================
Massachusetts--                                   Massachusetts Bay Transportation Authority, General
5.7%                                              Transportation Systems, Refunding, Series A:
                      AA-      Aa3        3,730     7% due 3/01/2011                                                        4,617
                      AA-      Aa3        3,550     7% due 3/01/2014                                                        4,437
                      BBB+     Aaa        1,045   Massachusetts Municipal Wholesale Electric Company, Power
                                                  Supply System Revenue Bonds, Series B, 6.75% due 7/01/2002 (i)            1,172
                      AAA      Aaa        3,500   Massachusetts State, HFA, Residential Development, Series D,
                                                  6.80% due 11/15/2012 (j)                                                  3,796
                                                  Massachusetts State, HFA, S/F Housing Revenue Bonds:
                      A+       Aa         3,890     Series 33, 6.35% due 6/01/2017                                          4,153
                      A+       Aa         2,975     Series 37, 6.35% due 6/01/2017                                          3,176

MuniYield Quality Fund, Inc.                                    October 31, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P    Moody's    Face                                                                            Value
State                 Ratings  Ratings   Amount                            Issue                                        (Note 1a)
=================================================================================================================================
Massachusetts         NR*      Aaa      $ 7,000   Massachusetts State Health and Educational Facilities Authority
(concluded)                                       Revenue Bonds (Southcoast Health System), Series A,
                                                  4.75% due 7/01/2027 (c)                                                $  6,592
                      AAA      Aaa        9,985   Massachusetts State Turnpike Authority, Western Turnpike
                                                  Revenue Bonds, Series A, 5.55% due 1/01/2017 (c)                         10,247
=================================================================================================================================
Michigan--2.7%        BBB      Baa1      12,650   Dickinson County, Michigan, Economic Development
                                                  Corporation, PCR, Refunding (Champion International
                                                  Corporation Project), 5.85% due 10/01/2018                               13,125
                      A-       A3         4,375   Michigan State Hospital Finance Authority, Revenue Refunding
                                                  Bonds (Detroit Medical Center Obligation Group), Series A,
                                                  6.50% due 8/15/2018                                                       4,785
=================================================================================================================================
Missouri--1.5%        AAA      Aaa        4,000   Branson, Missouri, Reorganization School District No. R-4 (Direct
                                                  Deposit Program), UT, 4.375% due 3/01/2018 (b)                            3,706
                      AAA      Aaa        2,000   Kansas City, Missouri, Municipal Assistance Corporation, Revenue
                                                  Refunding Bonds (Leasehold--H. Roe Bartle), Series A,
                                                  5% due 4/15/2020 (c)                                                      1,997
                      AA-      Aa3        4,000   Saint Louis, Missouri, Parking Facility Revenue Bonds, 6.625%
                                                  due 12/15/2002 (i)                                                        4,480
=================================================================================================================================
Nebraska--1.5%        AAA      Aaa        9,400   Nebraska Public Power District, Power Supply
                                                  System Revenue Bonds, Series A, 5.25% due 1/01/2005 (c)(i)               10,120
=================================================================================================================================
New Hampshire--0.7%                               New Hampshire Higher Educational and Health Facilities Authority,
                                                  Revenue Refunding Bonds (Saint Anselm College):
                      NR*      Baa1       3,410     6.20% due 7/01/2003 (i)                                                 3,800
                      NR*      Baa1         880     6.20% due 7/01/2013                                                       938
=================================================================================================================================
New Mexico--0.9%      A1+      P1           400   Farmington, New Mexico, PCR, Refunding (Arizona Public
                                                  Service Company), VRDN, Series A, 3.70% due 5/01/2024 (a)                   400
                      A        A2         5,000   Lordsburg, New Mexico, PCR, Refunding (Phelps Dodge
                                                  Corporation Project), 6.50% due 4/01/2013                                 5,523
=================================================================================================================================
New York--12.9%       A1+      VMIG1+     4,800   Long Island Power Authority, New York, Electric System Revenue
                                                  Bonds, VRDN, Sub-Series 5, 3.70% due 5/01/2033 (a)                        4,800
                                                  New York City, New York, GO, UT:
                      A-       A3         5,000     Refunding, Series E, 6.50% due 2/15/2006                                5,682
                      A-       A3         2,315     Refunding, Series J, 6% due 8/01/2017                                   2,525
                      A-       A3         5,000     Series B, 5.875% due 8/15/2013                                          5,435
                      A-       A3         9,055     Series F, 5.75% due 2/01/2019                                           9,621
                      A-       A3         8,825     Series G, 5.75% due 2/01/2017                                           9,376
                      A-       A3         5,000     Series K, 6.25% due 4/01/2006 (i)                                       5,758
                                                  New York City, New York, Municipal Water Financing Authority,
                                                  Water and Sewer System Revenue Bonds:
                      AAA      Aaa        8,085     RITR, Series RI-97-6, 7.745% due 6/15/2026 (c)(g)                       9,287
                      AAA      Aaa        1,590     Series B, 5.75% due 6/15/2026 (c)                                       1,719
                      AAA      Aaa        1,500     Series D, 4.75% due 6/15/2025 (e)                                       1,439
                      A1+      VMIG1+     4,300     VRDN, Series G, 3.70% due 6/15/2024 (a)(e)                              4,300
                                                  New York State Dormitory Authority Revenue Bonds:
                      AAA      Aaa        4,850     (Mental Health Services Facilities Improvement), Series F,
                                                    4.50% due 8/15/2028 (b)                                                 4,469
                      AAA      Aaa        4,000     (Mental Health Services Facilities Improvement), Series G,
                                                    4.50% due 8/15/2018 (b)                                                 3,779
                      AAA      Aaa        5,000     (Mental Health Services Facilities), Series B, 5%
                                                    due 2/15/2023 (d)                                                       4,930
                      AAA      Aaa        3,485     (Saint Vincent's Hospital and Medical Center), 5.75%
                                                    due 8/01/2015 (b)(f)                                                    3,758

MuniYield Quality Fund, Inc.                                    October 31, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P    Moody's    Face                                                                            Value
State                 Ratings  Ratings   Amount                            Issue                                        (Note 1a)
=================================================================================================================================
New York              AA-      Aa2      $ 3,380   New York State Environmental Facilities Corporation, PCR
(concluded)                                       (State Water Revolving Fund--New York City Municipal Water
                                                  Finance Authority), Series B, 5.25% due 6/15/2014                      $  3,487
                      A+       A3         1,000   New York State Local Government Assistance Corporation,
                                                  Series A, 6% due 4/01/2016                                                1,098
                      BBB+     Baa1       5,000   New York State Urban Development Corporation, Revenue Refunding
                                                  Bonds (Correctional Capital Facilities), 5.75% due 1/01/2013              5,275
=================================================================================================================================
North Carolina--      AA       Aa3        5,000   North Carolina Medical Care Commission, Health Care Facilities,
0.7%                                              Revenue Refunding Bonds (Duke University Health
                                                  System), Series A, 4.75% due 6/01/2028                                    4,698
=================================================================================================================================
Ohio--2.7%            AA-      Aa3       10,000   Ohio State Air Quality Development Authority, Revenue
                                                  Refunding Bonds (Dayton Power and Light Project),
                                                  Series B, 6.40% due 8/15/2027                                            10,813
                                                  Ohio State Solid Waste Disposal Revenue Bonds
                                                  (USG Corporation Project), AMT:
                      BBB      Baa3       5,000     5.60% due 8/01/2032                                                     5,009
                      BBB      Ba1        2,500     5.65% due 3/01/2033                                                     2,471
=================================================================================================================================
Pennsylvania--        NR*      Aaa        7,500   Delaware County, Pennsylvania, University Authority Revenue
2.6%                                              Bonds (Villanova University), Series A, 5% due 12/01/2018 (c)             7,506
                                                  Harrisburg, Pennsylvania, Refunding (b)**:
                      NR*      Aaa        1,735     Series D, 5.39% due 9/15/2018                                             632
                      NR*      Aaa        1,485     Series D, 5.39% due 9/15/2020                                             485
                      NR*      Aaa        1,825     Series F, 5.35% due 3/15/2018                                             681
                      NR*      Aaa        1,345     Series F, 5.39% due 9/15/2018                                             490
                      NR*      Aaa        2,280     Series F, 5.35% due 3/15/2019                                             806
                      NR*      Aaa        2,965     Series F, 5.39% due 9/15/2020                                             969
                      AAA      Aaa        6,000   Pennsylvania State Turnpike Commission, Oil Franchise
                                                  Tax Revenue Bonds, Senior Series A, 5.25% due 12/01/2017 (b)              6,190
=================================================================================================================================
Rhode Island--0.4%    AAA      Aaa        2,500   Providence, Rhode Island, GO, UT, Series A, 5.70% due 7/15/2019 (d)       2,686
=================================================================================================================================
South Carolina--      A+       A1        12,000   Fairfield County, South Carolina, PCR (South Carolina Electric
6.1%                                              and Gas Company), 6.50% due 9/01/2014                                    13,256
                      A-       A1         8,000   Richland County, South Carolina, Solid Waste Disposal Facilities
                                                  Revenue Bonds (Union Camp Corporation Project), AMT, Series A,
                                                  6.75% due 5/01/2022                                                       8,769
                      AAA      Aaa        4,000   South Carolina State Housing Finance and Development
                                                  Authority, Mortgage Revenue Bonds, AMT, Series A-1, 5.95%
                                                  due 7/01/2029 (b)                                                         4,224
                      AAA      Aaa        9,500   South Carolina State Public Service Authority Revenue Bonds
                                                  (Santee Cooper), Series D, 6.625% due 7/01/2002 (i)                      10,625
                      NR*      NR*        3,800   Spartanburg County, South Carolina, Solid Waste Disposal
                                                  Facilities Revenue Bonds (BMW Project), AMT, 7.55%
                                                  due 11/01/2024                                                            4,373
=================================================================================================================================
South Dakota--0.9%    AAA      Aa1        5,500   South Dakota HDA, Home Ownership Mortgage Revenue
                                                  Refunding Bonds, Series A, 6.45% due 5/01/2022                            5,808
=================================================================================================================================
Tennessee--0.4%       BBB      Baa1       2,500   McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds
                                                  (Recycling Facility--Calhoun Newsprint--Bowater), AMT, 7.40%
                                                  due 12/01/2022                                                            2,774
=================================================================================================================================
Texas--4.5%           AAA      Aaa       13,000   Austin, Texas, Revenue Refunding Bonds, Sub-Lien, Series A,
                                                  4.25% due 5/15/2028 (c)                                                  11,485
                      NR*      Aaa        1,000   Bell County, Texas, Health Facilities Development Corporation
                                                  Revenue Bonds (Lutheran General Health Care System--Parkside
                                                  Medical Services Corporation), 6.50% due 7/01/2019 (k)                    1,176

MuniYield Quality Fund, Inc.                                    October 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                        S&P    Moody's    Face                                                                            Value
State                 Ratings  Ratings   Amount                            Issue                                        (Note 1a)
=================================================================================================================================
Texas                 BBB      Baa1     $ 1,840   Gulf Coast, Texas, Waste Disposal Authority Revenue Bonds
(concluded)                                       (Champion International Corporation), AMT, 7.45% due 5/01/2026         $  1,998
                      NR*      A3         5,000   Harris County, Texas, Health Facilities Development Corporation,
                                                  Hospital Revenue Bonds (Memorial Hospital Systems Project),
                                                  Series A, 6.60% due 6/01/2004 (i)                                         5,720
                      A1+      Aa           500   Harris County, Texas, Industrial Development Corporation, PCR,
                                                  Refunding (Shell Oil Company Project), VRDN,3.70%
                                                  due 4/01/2027 (a)                                                           500
                      AA       Aa2        5,000   Harris County, Texas, Toll Road Revenue Refunding Bonds, GO, UT,
                                                  Sub-Lien, 6.75% due 8/01/2014                                             5,466
                      A+       Aa         3,870   Texas Housing Agency, Residential Development Mortgage
                                                  Revenue Bonds, Series A, 7.50% due 7/01/2015 (h)                          4,157
=================================================================================================================================
Utah--3.0%            AA       Aa        15,000   Salt Lake City, Utah, Hospital Revenue Refunding Bonds (IHC
                                                  Hospitals Incorporated), 6.30% due 2/15/2015                             17,485
                      A-       NR*        2,710   West Valley City, Utah, Redevelopment Agency, Tax Incremental
                                                  Revenue Bonds, 6% due 3/01/2024                                           2,914
=================================================================================================================================
Virginia--5.0%                                    Norfolk, Virginia, Capital Improvement, GO, UT (e):
                      AAA      Aaa        2,190     5.375% due 6/01/2016                                                    2,282
                      AAA      Aaa        2,190     5.375% due 6/01/2017                                                    2,274
                      AA+      Aa1       17,435   Virginia State, HDA, Commonwealth Mortgage Revenue Bonds,
                                                  Series A, 7.15% due 1/01/2033                                            18,331
                      AA       Aa        10,000   Virginia State Transportation Board, Transportation Contract
                                                  Revenue Refunding Bonds (Route 28 Project), 6.50% due 4/01/2018          10,949
=================================================================================================================================
Washington--0.8%      AAA      Aaa        2,000   Washington State Healthcare Facilities Authority, Revenue
                                                  Refunding Bonds (Virginia Mason Medical Center), Series A,
                                                  5.125% due 8/15/2017 (c)                                                  2,004
                      AAA      Aaa        2,825   Washington State Public Power Supply System, Revenue
                                                  Refunding Bonds (Nuclear Project No. 2), Series A, 5.70%
                                                  due 7/01/2011 (b)                                                         3,080
=================================================================================================================================
West Virginia--1.7%   A        A2         5,000   Braxton County, West Virginia, Solid Waste Disposal Revenue
                                                  Bonds (Weyerhaeuser Company Project), AMT, 6.50% due 4/01/2025            5,497
                      BBB+     Baa1       5,600   Putnam County, West Virginia, PCR, Refunding (Appalachian
                                                  Power Company Project), Series C, 6.60% due 7/01/2019                     5,983
=================================================================================================================================
Wisconsin--0.8%       A        A1         3,800   Wisconsin Housing and EDA, Housing Revenue Bonds, AMT,
                                                  Series D, 7.20% due 11/01/2013                                            4,036
                      NR*      A2         1,100   Wisconsin State Health and Educational Facilities Authority
                                                  Revenue Bonds (Mercy Hospital of Janesville Inc.), 6.60%
                                                  due 8/15/2022                                                             1,188
=================================================================================================================================
Total Investments (Cost--$619,046)--99.6%                                                                                 670,966

Other Assets Less Liabilities--0.4%                                                                                         2,932
                                                                                                                         --------
Net Assets--100.0%                                                                                                       $673,898
                                                                                                                         ========
=================================================================================================================================

      (a)   The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
      (b)   AMBAC Insured.
      (c)   MBIA Insured.
      (d)   FSA Insured.
      (e)   FGIC Insured.
      (f)   FHA Insured.
      (g)   The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
      (h)   GNMA Collateralized.
      (i)   Prerefunded.
      (j)   FNMA Collateralized.
      (k)   Escrowed to maturity.
      (l)   Connie Lee Insured.
      +     Highest short-term rating by Moody's Investors Service, Inc.
      *     Not Rated.
      **    Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
      Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

MuniYield Quality Fund, Inc.                                    October 31, 1998

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1998

=========================================================================================================================
Assets:            Investments, at value (identified cost--$619,046,178) (Note 1a) ........                  $670,966,096
                   Cash ...................................................................                        15,388
                   Receivables:
                     Securities sold ......................................................   $ 17,259,646
                     Interest .............................................................     11,081,790     28,341,436
                                                                                              ------------
                   Prepaid expenses and other assets ......................................                        17,697
                                                                                                             ------------
                   Total assets ...........................................................                   699,340,617
                                                                                                             ------------
=========================================================================================================================
Liabilities:       Payables:
                     Securities purchased .................................................     24,480,150
                     Dividends to shareholders (Note 1e) ..................................        537,312
                     Investment adviser (Note 2) ..........................................        297,299     25,314,761
                                                                                              ------------
                   Accrued expenses and other liabilities .................................                       127,855
                                                                                                             ------------
                   Total liabilities ......................................................                    25,442,616
                                                                                                             ------------
=========================================================================================================================
Net Assets:        Net assets .............................................................                  $673,898,001
                                                                                                             ============
=========================================================================================================================
Capital:           Capital Stock (200,000,000 shares authorized) (Note 4):
                     Preferred Stock, par value $.05 per share (8,000 shares of AMPS*
                     issued and outstanding at $25,000 per share liquidation preference) ..                  $200,000,000
                     Common Stock, par value $.10 per share (30,425,258 shares issued
                     and outstanding) .....................................................   $  3,042,526
                   Paid-in capital in excess of par .......................................    423,867,420
                   Undistributed investment income--net ...................................      4,596,821
                   Accumulated realized capital losses on investments--net (Note 5) .......     (9,528,684)
                   Unrealized appreciation on investments--net ............................     51,919,918
                                                                                              ------------
                   Total--Equivalent to $15.58 net asset value per share of Common Stock
                   (market price--$15.5625) ...............................................                   473,898,001
                                                                                                             ------------
                   Total capital ..........................................................                  $673,898,001
                                                                                                             ============
=========================================================================================================================

      *     Auction Market Preferred Stock.

      See Notes to Financial Statements.

MuniYield Quality Fund, Inc.                                    October 31, 1998

Statement of Operations

                                                                                                         For the Year Ended
                                                                                                           October 31, 1998
===========================================================================================================================
Investment Income    Interest and amortization of premium and discount earned ...............                  $ 38,488,246
(Note 1d):
===========================================================================================================================
Expenses:            Investment advisory fees (Note 2) ......................................   $  3,340,002
                     Commission fees (Note 4) ...............................................        506,050
                     Accounting services (Note 2) ...........................................         88,598
                     Professional fees ......................................................         86,891
                     Transfer agent fees ....................................................         82,502
                     Custodian fees .........................................................         36,169
                     Printing and shareholder reports .......................................         32,578
                     Listing fees ...........................................................         32,325
                     Directors' fees and expenses ...........................................         23,033
                     Pricing fees ...........................................................         18,047
                     Other ..................................................................         32,839
                                                                                                ------------
                     Total expenses .........................................................                     4,279,034
                                                                                                               ------------
                     Investment income--net .................................................                    34,209,212
                                                                                                               ------------
===========================================================================================================================
Realized &           Realized gain on investments--net ......................................                     7,102,938
Unrealized Gain on   Change in unrealized appreciation on investments--net ..................                     4,737,384
Investments--Net                                                                                               ------------
(Notes 1b, 1d & 3):  Net Increase in Net Assets Resulting from Operations ...................                  $ 46,049,534
                                                                                                               ============
===========================================================================================================================

            See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                              For the Year Ended October 31,
                                                                                              -----------------------------
Increase (Decrease) in Net Assets:                                                                  1998           1997
===========================================================================================================================
Operations:          Investment income--net ................................................  $ 34,209,212     $ 34,604,385
                     Realized gain on investments--net .....................................     7,102,938        3,328,987
                     Change in unrealized appreciation on investments--net .................     4,737,384       14,811,503
                                                                                              ------------     ------------
                     Net increase in net assets resulting from operations ..................    46,049,534       52,744,875
                                                                                              ------------     ------------
===========================================================================================================================
Dividends to         Investment income--net:
Shareholders           Common Stock ........................................................   (26,777,909)     (27,227,016)
(Note 1e):             Preferred Stock .....................................................    (7,020,160)      (7,025,740)
                                                                                              ------------     ------------
                     Net decrease in net assets resulting from dividends to shareholders ...   (33,798,069)     (34,252,756)
                                                                                              ------------     ------------
===========================================================================================================================
Net Assets:          Total increase in net assets ..........................................    12,251,465       18,492,119
                     Beginning of year .....................................................   661,646,536      643,154,417
                                                                                              ------------     ------------
                     End of year* ..........................................................  $673,898,001     $661,646,536
                                                                                              ============     ============
===========================================================================================================================
                    *Undistributed investment income--net ..................................  $  4,596,821     $  4,185,678
                                                                                              ============     ============
===========================================================================================================================

            See Notes to Financial Statements.

MuniYield Quality Fund, Inc.                                    October 31, 1998

FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived                                   For the Year Ended
from information provided in the financial statements.                                          October 31,
                                                                          ------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                     1998        1997        1996        1995      1994
================================================================================================================================
Per Share            Net asset value, beginning of year ................  $  15.17    $  14.57    $  14.58    $  13.16  $  15.95
Operating                                                                 --------    --------    --------    --------  --------
Performance:         Investment income--net ............................      1.12        1.13        1.14        1.15      1.16
                     Realized and unrealized gain (loss) on
                     investments--net ..................................       .40         .59        (.01)       1.43     (2.57)
                                                                          --------    --------    --------    --------  --------
                     Total from investment operations ..................      1.52        1.72        1.13        2.58     (1.41)
                                                                          --------    --------    --------    --------  --------
                     Less dividends and distributions to Common Stock
                     shareholders:
                       Investment income--net ..........................      (.88)       (.89)       (.90)       (.89)     (.96)
                       Realized gain on investments--net ...............        --          --          --        (.02)     (.22)
                       In excess of realized gain on investments--net ..        --          --          --         --+        --
                                                                          --------    --------    --------    --------  --------
                     Total dividends and distributions to Common
                     Stock shareholders ................................      (.88)       (.89)       (.90)       (.91)    (1.18)
                                                                          --------    --------    --------    --------  --------
                     Effect of Preferred Stock activity:
                       Dividends and distributions to Preferred
                       Stock shareholders:
                         Investment income--net ........................      (.23)       (.23)       (.24)       (.25)     (.16)
                         Realized gain on investments--net .............        --          --          --         --+      (.04)
                         In excess of realized gain on
                         investments--net ..............................        --          --          --         --+        --
                                                                          --------    --------    --------    --------  --------
                     Total effect of Preferred Stock activity ..........      (.23)       (.23)       (.24)       (.25)     (.20)
                                                                          --------    --------    --------    --------  --------
                     Net asset value, end of year ......................  $  15.58    $  15.17    $  14.57    $  14.58  $  13.16
                                                                          ========    ========    ========    ========  ========
                     Market price per share, end of year ...............  $15.5625    $14.4375    $ 12.875    $ 12.625  $  11.00
                                                                          ========    ========    ========    ========  ========
================================================================================================================================
Total Investment     Based on market price per share ...................     14.33%      19.58%       9.12%      23.63%   (21.32%)
Return:*                                                                  ========    ========    ========    ========  ========
                     Based on net asset value per share ................      8.93%      11.03%       6.93%      19.34%   (10.00%)
                                                                          ========    ========    ========    ========  ========
================================================================================================================================
Ratios to Average    Expenses ..........................................       .64%        .65%        .66%        .66%      .66%
Net Assets:**                                                             ========    ========    ========    ========  ========
                     Investment income--net ............................      5.12%       5.32%       5.32%       5.65%     5.50%
                                                                          ========    ========    ========    ========  ========
================================================================================================================================
Supplemental         Net assets, net of Preferred Stock, end
Data:                of year (in thousands) ............................  $473,898    $461,647    $443,154    $443,718  $400,387
                                                                          ========    ========    ========    ========  ========
                     Preferred Stock outstanding, end of year
                     (in thousands) ....................................  $200,000    $200,000    $200,000    $200,000  $200,000
                                                                          ========    ========    ========    ========  ========
                     Portfolio turnover ................................     42.95%      36.87%      68.22%      57.56%    42.31%
                                                                          ========    ========    ========    ========  ========
================================================================================================================================
Leverage:            Asset coverage per $1,000 .........................  $  3,369    $  3,308    $  3,216    $  3,219  $  3,002
                                                                          ========    ========    ========    ========  ========
================================================================================================================================
Dividends Per        Series A--Investment income--net ..................  $    961    $    864    $    953    $    961  $    571
Share on                                                                  ========    ========    ========    ========  ========
Preferred Stock      Series B--Investment income--net ..................  $    879    $    892    $    880    $    917  $    627
Outstanding:++                                                            ========    ========    ========    ========  ========
                     Series C--Investment income--net ..................  $    815    $    884    $    888    $    977  $    577
                                                                          ========    ========    ========    ========  ========
                     Series D--Investment income--net ..................  $    856    $    873    $    885    $    921  $    698
                                                                          ========    ========    ========    ========  ========
================================================================================================================================

      *     Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
      **    Do not reflect the effect of dividends to Preferred Stock
            shareholders.
      +     Amount is less than $.01 per share.
      ++    Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

      See Notes to Financial Statements.

MuniYield Quality Fund, Inc.                                    October 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield Quality Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on

MuniYield Quality Fund, Inc.                                    October 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1998 were $278,053,516 and $288,561,187, respectively.

Net realized gains for the year ended October 31, 1998 and net unrealized gains as of October 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                     Gains              Gains
--------------------------------------------------------------------------------
Long-term investments .................           $7,102,938         $51,919,918
                                                  ----------         -----------
Total .................................           $7,102,938         $51,919,918
                                                  ==========         ===========
--------------------------------------------------------------------------------

As of October 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $51,919,918, of which $52,374,202 related to appreciated securities and $454,284 related to depreciated securities. The aggregate cost of investments at October 31, 1998 for Federal income tax purposes was $619,046,178.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1998 were as follows: Series A, 3.35%; Series B, 3.19%; Series C, 3.299%; and Series D, 3.00%.

Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $224,661 as commissions.

5. Capital Loss Carryforward:

At October 31, 1998, the Fund had a net capital loss carryforward of approximately $1,083,000, all of which expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On November 5, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.074865 per share, payable on November 27, 1998 to shareholders of record as of November 20, 1998.

MuniYield Quality Fund, Inc.                                    October 31, 1998

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniYield Quality Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Quality Fund, Inc. as of October 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Quality Fund, Inc. as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 11, 1998

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield Quality Fund, Inc. during its taxable year ended October 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.

QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of October 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa............................................................       39.6%
AA/Aa..............................................................       20.0
A/A................................................................       17.7
BBB/Baa............................................................       16.1
BB/Ba..............................................................        0.4
NR (Not Rated).....................................................        2.5
Other+.............................................................        3.3
--------------------------------------------------------------------------------
+ Temporary investments in short-term municipal securities.

Officers and Directors

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol

MQY

This report, including the financial information herein, is transmitted to the shareholders of MuniYield Quality Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield
Quality Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16352-10/98

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